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                                                                    EXHIBIT 10



                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      ------------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this Registration Statement File No. 33-80738 for Hartford Life Insurance Company Separate Account Three on Form N-4.

                                                       /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998